Securities Available for Sale (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Summary of contractual maturity adjusted for scheduled repayments of principal and projected prepayments
Due less than one year, Amortized cost	$ 65,519
Due after one year through five years, Amortized cost	19,279
Due after five years through ten years, Amortized cost	86
Due after ten years, Amortized cost	700
Amortized cost, Total	85,584
Due less than one year, Fair Value	66,007
Due after one year through five years, Fair Value	19,548
Due after five years through ten years, Fair Value	91
Due after ten years, Fair Value	245
Fair Value, Total	$ 85,891